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                                                                   EXHIBIT 10.13

                           LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT ("MODIFICATION AGREEMENT") is entered into this 29th day of August, 2003, by and between: FIRST NATIONAL BANK ("LENDER"); CONCORDE CRIPPLE CREEK, INC., a Colorado corporation ("BORROWER"); and BRUSTUEN
H. LIEN, DEANNA B. LIEN, AND CONCORDE GAMING CORPORATION, a Colorado corporation (each a "GUARANTOR" and collectively "GUARANTORS") (Concorde Gaming Corporation also referred to as "SUBORDINATED CREDITOR").

                                    RECITALS

1. On or about July 31, 2002, Lender, Borrower and Guarantors entered into the following agreements:

(a)      Loan Agreement, a copy of which is attached hereto as Exhibit A;

(b)      Promissory Note, a copy of which is attached hereto as Exhibit B;

(c) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (also entered into by the Public Trustee of Gilpin County [the "TRUSTEE"]); a copy of which is attached hereto as Exhibit C;

(d) Guaranty of Brustuen H. Lien and Deanna B. Lien, a copy of which is attached hereto as Exhibit D;

(e) Guaranty of Concorde Gaming Corporation, a copy of which is attached hereto as Exhibit E;

(f) Subordination Agreement, a copy of which is attached hereto as Exhibit F.

In addition to the foregoing, Borrowers and Guarantors executed other documents in connection with the foregoing, including, without limitation, Closing Certificate of Borrower, Closing Certificate of Concorde Gaming Corporation, Certificate of No Hazardous Waste, Internal Preauthorized Transfer Agreement. In addition to and in connection with the foregoing, Morrison & Foerster LLP, as counsel for Borrower, issued an opinion of Borrower's counsel opining as to the matters specified in Paragraph 5.01(k) of the Loan Agreement.

All of the foregoing documents, together with all ancillary documents executed in connection therewith, will be referred to collectively herein as the "LOAN DOCUMENTS." The indebtedness and obligations created and memorialized by the Loan Documents will be referred to herein as the "LOAN."

2. As of the date of this Modification Agreement, amounts owing on the Loan (assuming the payment due on September 1, 2003 is timely made) are:

(a)      Principal in the amount of $7,341,500.42; and

(b)      Accrued and unpaid interest of $43,743.10 (as of August 31, 2003);

(c)      Total $7,385,243.52


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The total set forth above will be referred to herein as the "CURRENT BALANCE."
Borrower's obligation to pay the Current Balance, together with all the other covenants and obligations of Borrower and/or Guarantors under the Note, the Security Agreement, and other Loan Documents, is hereby referred to collectively herein as the "OBLIGATIONS."

3. The original purpose of the Loan was to provide funds for use by Borrower in constructing certain improvements on and to the Premises. However, since the date of the loan, Borrower has learned that, due to additional requirements imposed by the City of Black Hawk, the cost to complete the construction contemplated in the Loan Agreement exceeded the amount originally budgeted by Borrower. Therefore, Borrower has requested Lender to advance additional funds to Borrower to enable completion of the construction.

4. Currently, Lender is holding $460,947.48 in the Property Improvement Reserve Account. Borrower has estimated that the total amount necessary to complete construction is $1,294,445.00. Therefore, to complete the construction, Borrower has requested Lender to advance an additional $800,000, with Borrower to contribute an additional $33,497.52 plus any additional amounts and overruns incurred.

6. Lender has agreed to advance such additional on the terms and conditions set forth below.

                                    AGREEMENT

In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1. INCORPORATION OF RECITALS. The Recitals set forth herein are incorporated by reference and the parties represent and warrant that such Recitals are true and correct.

2. ACKNOWLEDGMENT OF DEBT. Borrower and Guarantors hereby acknowledge that: (i) the Note and Loan Documents inure to the benefit of Lender as the holder of the Note; (ii) Borrower is indebted to the Lender in the amount of the Current Balance; and (iii) the Obligations of Borrower and Guarantors under the Note and Loan Documents are valid, binding and fully enforceable against Borrower and Guarantors in accordance with their respective terms, without defense, offset or counterclaim.

3.       MODIFICATIONS OF LOAN DOCUMENTS.

a. The amount of the Loan as set forth in Paragraph 2.01(a) of the Loan Agreement is increased to $8,141,500.42.

b. Upon the closing of this Modification, Lender will advance the sum of $800,000 into the Property Improvement Reserve Account. Advances from the Property Improvement Reserve Account will be made pursuant to the Loan Agreement and the other Loan Documents. The Maturity Date and the Amortization Period will remain as set forth in the Loan Agreement and Promissory Note. Thus, Borrower acknowledges that the amount of its monthly payments will increase as a result of the Advances made in accordance with this Modification Agreement.


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4.       CONDITIONS TO MODIFICATION.  Lender's assent to the terms of this
Modification Agreement is subject to the following conditions:

a. Issuance by Title Company at closing of a lender's policy of title insurance, in the full amount of the Loan as set forth above, insuring that he Premises are marketable, insuring fee simple title to the Premises vested in Borrower, free and clear from exceptions (other than this Loan) except as approved by Lender in writing, naming Lender as an insured, and inuring that the Deed of Trust is a valid first lien in the full amount of the Loan, and otherwise acceptable to Lender in its sole and absolute discretion;

b. The written opinion of counsel for Borrower as to the items set forth in Paragraph 5.01(k) of the Loan Agreement;

c. Duly executed resolutions of Borrower and Concorde Gaming Corporation assenting to the terms and conditions of this Modification Agreement;

d. A certification by Borrower that the representations and warranties contained in the Loan Agreement continue to be true; and

e. An updated UCC search showing that Lender's UCC financing statement continues to be in first position.

5. LIMITED MODIFICATION. Except as modified herein, the Loan Agreement, Security Agreement and other Loan Documents remain in full force and effect according to their terms and conditions.

6. REAFFIRMATION AND CONSENT BY BORROWER. Borrower hereby: (a) consents to the terms and execution of this Modification Agreement, and (b) reaffirms the obligations of Borrower, to Lender under to the terms of the Loan Documents, as amended or modified herein.

7. REAFFIRMATION AND CONSENT BY GUARANTOR. Each Guarantor hereby: (a) consents to the terms and execution of this Modification Agreement, and (b) reaffirms the obligations of each Guarantor, respectively, to Lender under to the terms of the Guaranty and other Loan Documents, as amended or modified herein.

8. REAFFIRMATION OF SUBORDINATION AGREEMENT. Subordinated Creditor hereby: (a) consents to the terms and execution of this Modification Agreement, and (b) reaffirms the obligations of Subordinated Creditor to Lender under to the terms of the Subordination Agreement and other Loan Documents, as amended or modified herein.

9. COSTS. Borrower shall reimburse Lender for all costs and attorneys' fees incurred by Lender in connection with the preparation of this Modification Agreement, the recordation and/or filing of the Amendment to Deed of Trust, the issuance of the updated Title Policy, and all other items necessary for the completion of the transactions contemplated by this Modification Agreement.

10.      MISCELLANEOUS

a.       The new address for notice to borrower's counsel is:

         Craig A. Kepler
         Mackall, Crounse & Moore, PLC
         1400 AT&T Tower


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         901 Marquette Ave.
         Minneapolis, MN  55402
         (612) 305-1400 (Phone)
         (612) 305-1414 (Fax)
         cak@mcmlaw.com (e-mail)

b. Unless otherwise defined herein, all capitalized terms herein bear the definition assigned in the Loan Agreement or, if not defined therein, the other Loan Documents.

c. This Modification Agreement represents the only agreement among the parties, other than the Loan Documents, concerning the subject matter hereof, and supersedes all prior agreements, whether oral or written, relating thereto. No purported amendment, modification, or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provisions thereof and the circumstance or advance made specifically made subject thereto and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any reoccurrence thereof.

d. This Modification Agreement and relations between the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

e. This Modification Agreement shall be binding upon Borrower, its heirs, personal representatives, successors, assigns, employees and other representatives. This Modification Agreement shall continue in full force and effect unless until terminated by written agreement of all parties hereto. Nothing in this Modification Agreement, express or implied, is intended to confer on any person other than the parties to this Modification Agreement or their respective heirs, representatives, successors, or assigns any rights, remedies, obligations, or liabilities under or by reason of this Modification Agreement.

f. In the event any provision of this Modification Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Any provision held overbroad as written shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable under applicable law, and enforced as amended. This Modification Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Modification Agreement to be drafted.

g. This Modification Agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if signatures thereto were on the same instrument. This Modification Agreement shall be effective and binding upon all parties hereto at such time as all of the parties have executed one or more counterparts of this Modification Agreement.

h. The undersigned, by their execution hereof, state that this document has been read by them, it has been executed by them after conferring with legal counsel or after having a full opportunity to do so, and that the undersigned understand and fully agree to each, all and every provision hereof, and hereby acknowledge a receipt of a copy hereof.

i. EACH OF THE UNDERSIGNED AND LENDER (BY ACCEPTANCE HEREOF), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY


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         IN RESPECT OF ANY LITIGATION BASED ON THIS MODIFICATION AGREEMENT, THE
         LOAN, OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS NOTE, OR ARISING OUT OF, UNDER, OR IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE TRANSACTIONS EVIDENCED HEREBY.

                            [SIGNATURES ON NEXT PAGE]



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IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the day and year first above written.

LENDER:                                     BORROWER:
First National Bank                         Concorde Cripple Creek, Inc.

By: /s/ Todd Christoffer                    By: /s/ Jerry L. Baum
    -------------------------                   --------------------------------
    Todd Christoffer                            Jerry L. Baum
    Its: Branch President                       Its: President




GUARANTORS:                                 GUARANTOR AND SUBORDINATED CREDITOR:
                                            Concorde Gaming Corporation

/s/ Brustuen H. Lien                        By: /s/ Jerry L. Baum
-----------------------------                   --------------------------------
BRUSTUEN H. LIEN                                Jerry L. Baum
                                                Its: President
/s/ Deanna B. Lien
-----------------------------
DEANNA B. LIEN